                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Carolina Fincorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            Carolina Fincorp, Inc.
                           115 South Lawrence Street
                             Post Office Box 1597
                     Rockingham, North Carolina 28380-1597
                                (910) 997-6245

                                PROXY STATEMENT
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                               November 17, 1999


               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

     This Proxy Statement is being furnished to stockholders of Carolina Fincorp, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 17, 1999, at 1:00 p..m., Eastern Time, at the Calvin Little Room, Thomas H. Leath Memorial Library, 412 E. Franklin Street, Rockingham, North Carolina, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about October 4, 1999.

     Other than the matters listed on the attached Notice of 1999 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Revocability of Proxy

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's common stock (the "Common Stock") that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

     The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Richmond Savings Bank, Inc., SSB (the "Bank"), without additional compensation therefor. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Voting Securities and Vote Required for Approval

     Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Any stockholder may vote for, against, or abstain from voting on any matter to come before the Annual Meeting. If the enclosed proxy is properly marked, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If no instructions are given, the proxy will be voted FOR
                                                                             ---
the nominees for election to the Board of Directors named in this Proxy Statement and FOR the ratification of Dixon Odom PLLC as the Bank's independent
              ---
auditor for the fiscal year ending June 30, 2000. If instructions are given with respect to one but not both proposals, such instructions as are given will be followed, and the proxy will be voted FOR the proposals on which no
                                         ---
instructions are given.

     The close of business on September 24, 1999 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 1,871,545 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In order to be elected to the Board of Directors, a nominee need only receive a plurality of the votes cast in the election of directors. As a result, those persons nominated who receive the largest number of votes will be elected as directors. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees.

     The proposal to ratify the appointment of the Company's independent auditor for the fiscal year ending June 30, 2000 will be ratified if the votes cast in favor of the proposal exceed the votes cast in opposition.

     Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. For purposes of all Proposals, abstentions will not be counted in tabulating the votes cast on such proposals. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

     You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person or group who acquires the beneficial ownership of more than 5% of the Common Stock notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or groups, as defined in the Exchange Act and identified as such to the Company, who held of record or who are known to the Company to own beneficially, more than 5% of the Company's Common Stock.

                                              Amount and
                                              Nature of                      Percentage
                                             Beneficial                          of
Name and Address                            Ownership/1/                     Class/2/
----------------                           ------------                      --------
Buena Vista Coggin                            207,331/3/                         11.2%
511 Roberdel Road
Rockingham, NC 28379

Russell E. Bennett, Jr.                       212,831/3,4/                       11.3%
P.O. Box 579
Rockingham, NC 28380

Joe M. McLaurin                               201,831/3/                         10.8%
P.O. Box 848
Rockingham, NC 28380

Carroll M. Edwards, Patrick D.                 98,600/5/                          5.3%
Molamphy, Thomas M. McInnis,
Patrick Perrotta, and Hilton D.
Haines, Jr., as a group
  c/o Patrick D. Molamphy
  P.O. Box 1324
  Rockingham, NC 28380

____________________________________

/1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals. Voting and investment power is not shared unless otherwise indicated.

/2/ Based upon a total of 1,871,545 shares of Common Stock outstanding at the Record Date and the shares outstanding if such director exercised all of his or her options to purchase shares of the Common Stock (to the extent vested).

/3/ Ms. Coggin and Messrs. Bennett and McLaurin serve as trustees of the Richmond Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP"), which holds 183,499 allocated and unallocated shares of the Company's Common Stock. The trustees of the ESOP share certain voting and investment power of such shares. The number also includes 5,951 shares of the Common Stock which can be purchased by each of Ms. Coggin and Messrs. Bennett and McLaurin pursuant to options granted under the Carolina Fincorp, Inc. Stock Option Plan and which are vested and exercisable within 60 days of the Record Date. The number also includes 2,381 shares of the Company's Common Stock awarded to each of the listed directors on January 23, 1998 under the Richmond Savings Bank Management Recognition Plan, 20% (476 shares) of which vested immediately upon grant, 20% of which vested on January 23, 1999, and 20% of which shall vest on January 23, 2000 and each anniversary thereafter until all such shares are vested on January 23, 2002.

/4/ Includes 20,000 shares held in two separate trusts established by Mr. Bennett, for which Mr. Bennett has sole voting and investment power.

/5/ The information provided for this voting group was obtained by the Company from the Schedule 13D filed with the Securities and Exchange Commission on July 26, 1999. The Company has relied on the information set forth in the Schedule 13D and does not know or has any reason to believe that the information in such
Schedule 13D is not complete or accurate. The information provided is as of July 14, 1999. The amount of stock owned by each person comprising the voting group is as follows: (i) Carroll M. Edwards: 55,000 (2.9%); Patrick D. Molamphy:
17,600 (1.0%); Thomas M. McInnis: 13,000 (0.7%); Patrick Perrotta: 9,000 (0.5%);
Hilton D. Haines, Jr.: 4,000 (0.2%).

          Set forth below is certain information as of the Record Date regarding beneficial ownership of the Common Stock by each of the members of the Board of Directors, each of the nominees for election to the Board of Directors, each of the members of the Board of Directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group.


Name and Address                                    Amount and Nature of        Percentage of Class/3/
----------------                                    --------------------        ---------------------
                                                    Beneficial Ownership/1,2/
                                                    -------------------------
J. Stanley Vetter, Chairman of the Board of                   29,614/4/                   1.6%
Directors of the Bank and the Company, Nominee
for Re-election
1424 Cumberland Circle
Rockingham, North Carolina 28379

John T. Page, Jr., Vice Chairman of the Board                 18,332/4/                   1.0%
of Directors of the Bank and the Company,
Nominee for Re-election
723 Stanley Avenue
Rockingham, North Carolina 28379

Russell E. Bennett, Jr., Director of the Bank                212,831/4,5,6/              11.3%
and the Company, Nominee for Re-election
P.O. Box 579
Rockingham, North Carolina 28380

R. Larry Campbell, President and Chief                        48,576/7/                   2.6%
Executive Officer and Director of the Bank and
the Company, Nominee for Re-election
P.O. Box 1597
Rockingham, North Carolina 28380

Buena Vista Coggin, Director of the Bank and                 209,331/4,6/                11.2%
the Company, Nominee for Re-election
511 Roberdel Road
Rockingham, North Carolina 28379

Joe M. McLaurin, Director of the Bank and the                202,031/4,6,8/              10.8%
Company, Nominee for Re-election
P.O. Box 848
Rockingham, North Carolina 28380

W. Jesse Spencer, Director of the Bank and the                10,514/4/                   0.6%
Company, Nominee for Re-election
720 Scotland Avenue
Rockingham, North Carolina 28379

E.E. Vuncannon, Jr., Director of the Bank and                 21,672/4/                   1.2%
the Company, Nominee for Re-election
P.O. Box 56
Ellerbe, North Carolina 28338

John W. Bullard, Executive Vice President and                   29,706/9/                  1.6%
Chief Operations Officer of the Bank and the
Company
13210 Andrew Jackson Hwy.
Laurinburg, NC 28352

Wayne O. Farrah III, Vice President and Loan                     7,079/10/                 0.4%
Department Manager of the Bank
P.O. Box 1181
Rockingham, North Carolina 28380

Winston G. Dwyer, Treasurer and Chief Financial                  5,841/11/                 0.3%
Officer of the Bank and the Company
4721 Main Street
Gibson, North Carolina 28343
--------------------------------                               -------------             -------

Directors and all Executive Officers as a group                428,529/6,12/              22.1%
(11 Persons)


/1/ Voting and investment power is not shared unless otherwise indicated.

/2/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses or minor children, or by other entities controlled by the named individuals.

/3/ Based upon a total of 1,871,545 shares of Common Stock outstanding at the Record Date and the shares that would be outstanding if the director or officer exercised his or her options to purchase shares of the Common Stock (to the extent vested).

/4/ Includes 5,951 shares of the Common Stock which may be purchased within 60 days of the Record Date pursuant to options granted to the holder under the Company's Stock Option Plan. Also includes 2,381 shares of Common Stock awarded to the named beneficial owner on January 23, 1998 under the Richmond Savings Bank, Inc., SSB Management Recognition Plan, 20% (476 shares) of which vested immediately upon grant, and 20% of which vesting on each anniversary thereafter until all such shares are vested on January 23, 2002.

/5/ Includes 20,000 shares held in two separate trusts established by Mr. Bennett. Mr. Bennett has sole voting and investment power over all shares in the trusts.

/6/ Includes 183,499 allocated and unallocated shares of Common Stock held by the ESOP. Mrs. Coggin and Messrs. Bennett and McLaurin are trustees of such Plan and share certain voting and investment power over such shares.

/7/ Includes 12,400 shares of Common Stock underlying certain of the options granted to Mr. Campbell under the Company's Stock Option Plan, such options having vested and being exercisable within 60 days of the Record Date. Also includes 10,978 shares awarded to Mr. Campbell on January 23, 1998 under the Richmond Savings Bank, Inc., SSB Management Recognition Plan, 20% (2,195 shares) of which vested immediately upon grant, and 20% of which vesting on and each anniversary thereafter until all such shares are vested on January 23, 2002. Also includes 4,659 shares of Common Stock allocated to Mr. Campbell under the ESOP.

/8/ Includes 200 shares owned by Mr. McLaurin's daughter for which he has voting power.

/9/ Includes 500 shares held in trust for Mr. Bullard's son, for which Mr. Bullard acts as trustee. Also includes 5,600 shares of Common Stock underlying certain of the options granted to Mr. Bullard under the Company's Stock Option Plan, such options having vested and being exercisable within 60 days of the Record Date. Also includes 5,000 shares awarded to Mr. Bullard on January 23, 1998 under the Richmond Savings Bank, Inc., SSB Management Recognition Plan, 20% (1000 shares) of which vested immediately upon grant, and 20% of which vesting on each anniversary thereafter until all such shares are vested on January 23, 2002. Also includes 3,089 shares of Common Stock allocated to Mr. Bullard under the ESOP.

/10/ Includes 2,000 shares of Common Stock underlying certain of the options granted to Mr. Farrah under the Company's Stock Option Plan, such options having vested and being exercisable within 60 days of the Record Date. Also includes 1,450 shares awarded to Mr. Farrah under the Richmond Savings Bank, Inc. SSB Management Recognition Plan, 20% (290 shares) of which vested immediately upon grant, and 20% of which vesting on each anniversary thereafter until such shares are vested on January 23, 2002. Also includes 1,603 shares of Common Stock allocated to Mr. Farrah under the ESOP.

/11/ Includes 2,000 shares of Common Stock underlying certain of the options granted to Ms. Dwyer under the Company's Stock Option Plan, such options having vested and being exercisable within 60 days of the Record Date. Also includes 2,000 shares awarded Ms. Dwyer on January 23, 1998 under the Richmond Savings Bank, Inc., SSB Management Recognition Plan, and 20% (400 shares) of which vested immediately upon grant and 20% of which vesting on each anniversary thereafter until all such shares are vested on January 23, 2002. Also includes 1,201 shares of Common Stock allocated to Ms. Dwyer under the ESOP.

/12/ Includes 183,499 allocated and unallocated shares of Common Stock held by the ESOP. All allocated shares were calculated only once in determining the beneficial ownership of the Directors and Executive Officers as a group, even though such shares may have been attributed to more than one of the Officers and Directors. Also includes 80,537 shares underlying options that have vested and are exercisable within 60 days under the Company=s Stock Option Plan.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company=s executive officers and directors, the Company believes that during the fiscal year ended June 30, 1999, all of its executive officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.


                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

General

     The Bylaws of the Company provide that the number of directors of the Company shall not be less than five (5) nor more than fifteen (15). The exact number of directors shall be fixed or changed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at eight (8) members.

     The Articles of Incorporation and Bylaws provide that, at all times that the number of directors is less than nine (9), each director shall be elected to a term ending as of the next succeeding annual meeting of shareholders or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor shall be elected and shall qualify.

     The Board of Directors has nominated the eight (8) persons named below for election as directors for the term specified or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualify. All nominees currently serve as Directors of the Company.

     The persons named in the accompanying form of proxy intend to vote any shares of the Common Stock represented by valid proxies received by them to elect the eight (8) nominees listed below as directors for the term expiring at the 2000 Annual Meeting of the shareholders, unless authority to vote is withheld or such proxies are revoked. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxy holders will vote to elect in his stead such other person as the present Board of Directors may recommend. The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast. As a result, those eight (8) nominees who receive the largest number of votes will be elected as directors of the Company until the next annual meeting of the shareholder or until their successors are elected and qualified. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

     The Board of Directors recommends a vote FOR all of the following nominees
                                              ---
for election as directors.

     The following table sets forth as to each nominee, his name, age, principal occupation during the last five years and the year he was first elected as a director of the Bank.

                                    Age on                                           Director of
                                   June 30,            Principal Occupation             Bank
   Name                              1999             During Last Five Years            Since
   ----                            --------           ----------------------         -----------
     J. Stanley Vetter                71        Physician in Rockingham, North          1970
                                                Carolina

     John T. Page, Jr.                75        Retired; formerly an attorney           1975
                                                in Rockingham, North Carolina

     Russell E. Bennett, Jr.          73        Retired; formerly owner and             1982/(1)/
                                                president of Russell Bennett
                                                Chevrolet-Buick-Mazda, Inc. in
                                                Rockingham, North Carolina

     R. Larry Campbell                55        President and Chief Executive           1990
                                                Officer of the Bank and the
                                                Company

     Buena Vista Coggin               71        Retired; former President and           1978
                                                Chief Executive Officer of the
                                                Bank

     Joe M. McLaurin                  72        Retired                                 1978

     W. Jesse Spencer                 78        Certified Public Accountant in          1988
                                                Rockingham, North Carolina

     E.E. Vuncannon, Jr.              70        President of E.E. Vuncannon,            1969
                                                Inc.  Ellerbe, North Carolina,
                                                supplier of farm chemicals,
                                                feed and fertilizer

/1/ Mr. Bennett also served as a director from 1967 through 1970.

Board of Directors of the Bank

     The Bank also has an eight (8) member board of directors which is currently comprised of the same persons who are currently directors of the Company.

Meetings of the Board and Committees of the Board

     The Company was organized in June 1996 by the board of directors of the Bank to acquire the capital stock of the Bank issued in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank (the "Conversion."). The Company did not actively engage in any business until after consummation of the Conversion on November 22, 1996. The Board of Directors is scheduled to meet on a quarterly basis or as needed. During fiscal 1999, the Board of Directors held nine (9) meetings. The Bank's board of directors consists of the same members as the Board of Directors. The Bank's board of directors is scheduled to meet on a monthly basis. During fiscal 1999, the Bank=s board of directors held fifteen
(15) meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors, the Bank=s board of directors and committees of both boards on which they served during the year ended June 30, 1999.

     The Board of Directors has one standing committee -- the Audit Committee. The Audit Committee of the Board consists of directors Spencer, Chairman; Page and Coggin. This committee is scheduled to meet annually to review and discuss the annual audit report from the Company's and the Bank's independent auditor, and it also meets on an as-needed basis. The Committee met three (3) times during the fiscal year ended June 30, 1999. It is responsible for meeting with and retaining internal auditors, overseeing the adequacy of internal control, and ensuring compliance with the Bank's policies and procedures and with generally accepted accounting principles.

     The Bank's board of directors has appointed four standing committees to which certain responsibilities have been delegated -- the Audit Committee, Executive Committee, the Investment Committee, and the Capital Planning Committee. The members of the Company's Audit Committee also serve on the Bank's Audit Committee. The Bank's Audit Committee meets on an as-needed basis and performs similar functions as the Company's Audit Committee. The committee met three (3) times during the fiscal year ended June 30, 1999, all of which were joint meetings with the Company's Audit Committee.

     The Executive Committee is composed of directors Vetter, Chairman, Bennett, Campbell and Vuncannon. The Executive Committee makes recommendation to the full board of directors and acts on policies adopted by the full board of directors in the absence of a meeting of the entire board of directors. This committee meets on an as needed basis, and during the fiscal year ended June 30, 1999, the Executive Committee met seven (7) times.

     The Investment Committee is composed of directors McLaurin, Chairman, Bennett and Campbell. The Investment Committee is responsible for overseeing the implementation of the investment policy adopted by the Board and meets on an as needed basis. The Investment Committee met two (2) times during the fiscal year ended June 30, 1999.

     The Capital Planning Committee is composed of directors Spencer, Chairman, Bennett, Vetter, McLaurin and Campbell. The Capital Planning Committee is responsible for determining the capital needs of the Bank and making recommendations regarding how those needs may be satisfied. This committee meets on an as needed basis and, did not meet during the fiscal year ended June 30, 1999.

Directors' Compensation

     Directors' Fees. Members of the Board of Directors receive no fees or compensation for their service. However, all members of the Board of Directors are also directors of the Bank and are compensated for that service. For their service on the Bank's board of directors, all non-employee members of the Bank's board of directors receive $1,000 per month for the regular meeting of the Board of Directors. The Chairman of the Bank's board receives an additional $500 per month for serving as Chairman. In addition, all non-employee directors who serve on the Bank's board of directors receive $75 per committee meeting for their service. The fees for serving on the Bank's board of directors are subject to adjustment annually. In addition, during fiscal 1999, all non-employee board members received compensation of $150 for the three (3) additional special board meeting. Larry Campbell, the sole employee member of the Board of Directors and the Bank's board of directors does not receive additional fees or compensation for serving on both boards.

     The Bank has entered into deferred compensation agreements with its non-employee directors. Under the arrangements, such directors waive immediate receipt of their directors' fees for various periods of time in exchange for the Bank's agreement to pay to the director amounts over a specified period of time beginning at a date set forth in the agreements. Benefits are also payable to designated beneficiaries upon the director's death. The Bank has purchased life insurance policies of which it is the beneficiary in order to fund the deferred compensation benefits. The total expense related to the directors' deferred compensation arrangements was approximately $108,806 in the fiscal year ended June 30, 1999.

Executive Officers

     The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.

                                                                                       Employed By
                            Age on              Positions and Occupations            the Bank or the
 Name                    June 30, 1999            During Last Five Years              Company Since
 ----                    -------------            ----------------------              -------------
 R. Larry Campbell             55         President and Chief Executive Officer            1984
                                          of the Company and the Bank.

 John W. Bullard               48         Executive Vice President and                     1988
                                          Chief Operations Officer of the
                                          Company and the Bank.

 Winston G. Dwyer              41         Treasurer and Chief Financial                    1996
                                          Officer of the Company and the
                                          Bank since January 1996. Previously
                                          employed as C.P.A. from September 1993
                                          to December 1995 with G.B. Baines &
                                          Associates in Laurinburg, North Carolina.

Wayne D. Farrah III                Vice President and Loan               1994
                                   Department Manager of the Bank
                                   since November, 1998; Assistant
                                   Vice President of the Bank from
                                   September, 1995 until November,
                                   1998; Loan Officer of the Bank
                                   from July, 1994 until September,
                                   1995.

Executive Compensation

     The executive officers of the Company are not paid any cash compensation by the Company. However, the executive officers of the Company also are executive officers of the Bank and receive cash compensation from the Bank.

     The following table sets forth certain information as to the cash compensation received by, and the amounts accrued for the benefit of, the President of the Bank for the fiscal years indicated in such table. No other executive officer of the Bank had cash compensation during the years ended June 30, 1999, 1998, and 1997 that exceeded $100,000 in any such year for services rendered in all capacities to the Bank.

                                                                                             Long Term
                                          Annual Compensation                           Compensation Awards
                         ----------------------------------------------------   ------------------------------------

                                                                                                     Securities
                                                                                                 Underlying Options/
                                                                                                 Stock Appreciation
                                                                 Other Annual   Restricted             Rights
     Name and            Year Ending                             Compensation      Stock              ("SARs")         All other
Principal Position         June 30       Salary      Bonus         ($)/(1)/     Awards/(2)/         (in shares)      Compensation
------------------       -----------     ------      -----       ------------   -----------         -----------      ------------
R. Larry Campbell,           1999        97,700     5,385/(3)/     --------       -------        31,000/31,000/(4)/   37,037/(5)/
President and Chief
Executive Officer            1998       $95,400   $41,559/(6)/     --------     $160,290/(7)/           0            $40,305/(8)/

                             1997       $95,400   $ 9,977/(9)/     --------          0                  0            $27,170/(10)/
===================================================================================================================================

/1/ Under the "Other Annual Compensation" category, perquisites for Mr. Campbell for the fiscal years listed did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for Mr. Campbell.

/2/ At the end of the fiscal year ended June 30, 1999, Mr. Campbell had 6,588 shares of Common Stock which had not yet vested under the Management Recognition Plan, which had a market value of $60,116, based upon the $9.125 per share market price at the close of June 30, 1999. Mr. Campbell has rights of ownership with respect to the restricted shares granted, including the right to receive certain dividends. However, under the terms of the Management Recognition Plan, the dividend equal to $6.00 per share paid on June 19, 1998 is being held by the Company in an interest bearing account in connection with all unvested shares, and such dividend and the interest accumulated thereon will be paid at the time any such shares vest. For further information regarding such restricted stock, see footnote 7.

/3/ Of this amount (i) $4,385 represents a bonus applicable to performance during the fiscal year ended June 30, 1999, which amount was not paid until after such fiscal year end, and (ii) $1,000 represents a Christmas bonus.

/4/ These options granted pursuant to the Company's Stock Option Plan entitled Mr. Campbell to purchase, at any time after vesting and before February 19, 2009, shares of the Common Stock in exchange for an exercise price of $7.75 per share, which represents the fair market value on the shares on the date of grant. These shares began vesting 40% on the date of grant and will continue to vest at 20% each year thereafter until all such options are vested on February 19, 2002. Under the Stock Option Plan, options become 100% vested upon certain events, including the death, disability or retirement of the holder. In tandem with the options, Mr. Campbell was granted Stock Appreciation Rights ("SARs"), which vest in the same quantity and on the same schedule as the options. See "Executive Compensation - Stock Option Plan" for more information about the terms of the Stock Option Plan, including a further description of the SARs.

/5/ Includes (a) $2,886 contributed to the Bank's 401(k) retirement plan for Mr. Campbell during fiscal 1999; (b) $8,690 accrued under a supplemental retirement plan established for the benefit of Mr. Campbell; (c) $1,389 interest earned on the Company account holding the return of capital dividend awarded on non-vested shares granted under the Management Recognition Plan and (d) $24,072 contributed to the Bank's ESOP in connection with Mr. Campbell's share allocation under the ESOP during fiscal 1999. A total of 2,760 shares of Common Stock of the Company with a market value of $25,185 or $9.125 per share as of June 30, 1999, were allocated to Mr. Campbell under the ESOP during the 1999 fiscal year.

/6/ Of this amount (i) $7,909 represents a bonus applicable to performance during the fiscal year ended June 30, 1998, which amount was not paid out until after such fiscal year end, (ii) $1,500.00 represents a Christmas bonus, and
(iii) $40,058.75 represents 2,195 of the 10,978 shares of the Common Stock awarded to Mr. Campbell on January 23, 1998 under the Richmond Savings Bank, Inc. SSB Management Recognition Plan, which vested immediately upon grant and had a market value of $18.25 per share on the date of grant.

/7/ Represents 8,783 shares of the Common Stock of the 10,978 shares awarded to Mr. Campbell under the Bank's Management Recognition Plan, which did not vest under the Plan on the date of grant (January 23, 1998). The restricted shares of the Common Stock had a market value of $18.25 per share on the date of grant and $9.125 per share as of June 30, 1999. Twenty percent (20%) of shares began vesting on the date of grant (January 23, 1998), and the shares will continue to vest at 20% each year thereafter until all such shares are vested on January 23, 2002. Mr. Campbell has rights of ownership with respect to the shares granted, including the right to receive certain dividends.

/8/ Includes (a) $2,805 contributed to the Bank's 401(k) retirement plan for Mr. Campbell during fiscal 1998; (b) $6,605 accrued under a supplemental retirement plan established for the benefit of Mr. Campbell during fiscal 1998; and (c) $30,895 contributed to the Bank's ESOP in connection with Mr. Campbell's share allocation under the ESOP during fiscal 1998. A total of 1,291 shares of Common Stock of the Company with a market value of $12,910 or $10.00 per share as of June 30, 1998, were allocated to Mr. Campbell under the ESOP during the 1998 fiscal year.

/9/ Of this amount, (i) $8,977 represents a bonus applicable to performance during the fiscal year ended June 30, 1996, which amount was not paid until after the end of such fiscal year and (ii) $1,000 represents a Christmas bonus.

/10/ Includes (a) $3,027 contributed to the Bank's target benefit retirement plan for Mr. Campbell during fiscal 1997, which was terminated by the Bank on October 18, 1996; (b) $2,906 contributed to the Bank's 401(k) retirement plan for Mr. Campbell during fiscal 1997; (c) $7,112 accrued under a supplemental retirement plan established for the benefit of Mr. Campbell during fiscal 1997; and (d) $14,125 contributed to the Bank's ESOP in connection with Mr. Campbell's share allocation under the ESOP for fiscal 1997. A total of 609 shares of Common Stock of the Company with a market value of $9,363.38 or $15.375 per share as of June 30, 1997, were allocated to Mr. Campbell under the ESOP during the year.

================================================================================

     Bonus Compensation. For the fiscal year ending July 30, 1999, the Bank's Board of Directors approved a Management Incentive Bonus Program pursuant to which selected officers could receive bonuses based on with the return on average assets (RROA) ratio for the Bank during the fiscal year. Under the Bonus Plan, such officers can receive a maximum of 10% of their salary depending upon the completion percentage of the goals and objectives set by the Board of Directors for the fiscal year. As a result of the performance goals being predominantly met by the officers, $11,756 was paid to the officers during fiscal year 1999. In July, 1997, the Bank's Board of Directors also approved a Management Incentive Program pursuant to which selected officers of the Bank could receive bonus compensation of up to 10% of their salaries if certain performance goals were achieved during the fiscal year 1998. As a result of certain performance goals being met during fiscal year 1998, $27,500 was accrued during the fiscal year 1998, and $23,225 of such accrued amount was actually paid to the officers of the Bank as bonuses in August, 1998. A similar Management Incentive Program was adopted in June 1995 for the purpose of reaching certain performance goals in fiscal year 1996. As a result of those performance goals being met, $17,843 was accrued in fiscal year 1996 and paid to the officers of the Bank during fiscal year 1997 as bonuses. As a result of the Conversion, no similar Management Incentive Program was adopted by the Bank's Board of Directors for fiscal 1997, and therefore, no bonuses were accrued or paid to the officers as a result of the Bank's fiscal year 1997 performance.

     401(k) Profit Sharing Plan. The Bank has established a contributory savings plan for its employees, which meets the requirements of section 401(k) of the Code. All employees who are at least 21 and who have completed one year of service may elect to contribute a percentage of their compensation to the plan each year, subject to certain maximums imposed by federal law. The Bank will match 50% of each participant's contribution, up to a maximum employer contribution of 3% of the participant's compensation. For purposes of the 401(k) plan, compensation means a participant's total compensation received from the employer.

     Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions and as profit sharing contributions after seven years of service as follows: 1 year, 0%; 2 years, 0%; 3 years, 20%; 4 years, 40%; 5 years, 60%; 6 years, 80%; 7 or more years, 100%.

     Benefits under the plan are payable in the event of the participant's retirement, death, disability, or termination of employment. Normal retirement age under the plan is 65 years of age with at least five years of participation in the plan. The plan also provides for early retirement within five years of the participant's normal retirement age. The total amount contributed by the Bank to the 401(k) plan during fiscal 1999 was $23,654.

     Retirement Plans. The Bank has adopted non-qualified supplemental retirement plans for the benefit of R. Larry Campbell, President, and John W. Bullard, Executive Vice President. Mr. Campbell's retirement plan provides a retirement benefit of $30,000 per year payable for ten years to Mr. Campbell and/or his family upon Mr. Campbell's retirement on or after age 65. The plan also provides a $30,000 per year disability benefit until age 65 and a death benefit of $300,000 to Mr. Campbell's family if he should die prior to retirement. Mr. Bullard's retirement plan provides a retirement benefit of $10,000 per year for ten years to Mr. Bullard and/or his family upon Mr. Bullard's retirement on or after age 65. Mr. Bullard's plan provides a $10,000 per year disability benefit until age 65 and a death benefit of $100,000 to Mr. Bullard's family if he should die prior to retirement. These plans are funded by insurance. The Bank's accrual for Mr. Campbell and Mr. Bullard's plans in fiscal year 1999 totaled $10,095.

     Other Benefits. The Bank provides its employees with group medical, dental, life and disability insurance benefits. Employees are also provided with vacation, holiday and sick leave.

     Employee Stock Ownership Plan. In connection with the Conversion, the Bank established the ESOP for eligible employees of the Bank. Employees with one year of service with the Bank and who have attained age 21 are eligible to participate. As part of the Conversion, the ESOP borrowed funds from the Company and used the funds to purchase shares of the Common Stock, and additional shares of the Common Stock have been bought since the Conversion. As of May 5, 1999, the ESOP has purchased 183,666 shares of the Common Stock. Collateral for the loan is the Common Stock purchased by the ESOP. It is expected that the loan will be repaid principally from the Bank's discretionary contributions to the ESOP over a period of 15 years or less. Dividends paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank. Common Stock purchased by the ESOP and pledged as security for the loan is held in a suspense account for allocation among participants as the loan is repaid.

     The special return of capital dividend paid during fiscal 1998 on the unallocated ESOP shares was deposited into a separate suspense account at the time of payment. Such funds received from the return of capital are being used to purchase additional shares of the Company's Common Stock. As a result, the ESOP may own and control a larger percentage of the Company's outstanding Common Stock than was originally anticipated at the time of the Conversion.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in full upon seven years of service with credit given for years of service prior to the Conversion. Benefits are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     The Bank has established a committee of the Board of Directors to administer the ESOP. The ESOP committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective ESOP accounts. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     Stock Option Plan. On November 24, 1997, the stockholders of the Company approved the Carolina Fincorp, Inc. Stock Option Plan (the "Stock Option Plan" or the "Plan"). The Company has reserved 181,150 shares of its Common Stock for issuance upon the exercise of options that have been granted under the Stock Option Plan. All directors, officers and employees of the Company, the Bank and any of the Bank's subsidiaries are eligible for participation in the Plan.

     The Stock Option Plan is administered by a committee of the Company's Board of Directors (the "Stock Option Plan Committee"). The Stock Option Plan Committee, in its sole discretion, determines who will participate in the Stock Option Plan. Options granted pursuant to the Stock Option Plan vest in accordance with each optionee's Stock Option and Grant Agreement executed by such optionee and the Company. Options become 100% vested upon death, disability, retirement or termination of employment for any reason upon a change of control, as provided in the Stock Option Plan, if earlier.

     On February 19, 1999, the Stock Option Plan Committee granted options to purchase 138,857 shares of the Company's Common Stock to eligible participants of the Plan. No cash consideration was paid for the options. The awarded options have an exercise price of $7.75, the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash or by delivery of shares of the Common Stock with the market value equal to the exercise price. Options granted under the Stock Option Plan have a term of eight years and are not transferrable except upon death.

     The following table provides certain information with respect to the grant of stock options to Mr. Campbell made during fiscal year ended June 30, 1999. No options were exercised by Mr. Campbell during the fiscal year ended June 30, 1999.


                    Options/SAR Grants in Last Fiscal Year
                              (Individual Grants)

                     Number of          % of Total
                     Securities        Options/SARs     Exercise
                     Underlying         Granted to       or Base
                    Options/SARs        Employees         Price        Expiration
      Name            Granted         in Fiscal Year      ($/sh)          Date
    ---------       ------------      --------------   ----------      ----------
Larry Campbell    31,000/31,000/(1)/     22.3%/22.3%   $7.75/(2)/   November 24, 2007

/(1)/Forty percent of the options vested upon grant (February 19, 1999), and 20% will vest each year thereafter until all such options are fully vested on February 19, 2002.

/(2)/Represents the closing selling price of the Company's Common Stock on Nasdaq on the date of grant (February 19, 1999).

     The following table also provides additional information with respect to outstanding stock options held by Mr. Campbell at the fiscal year ended June 30, 1999.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Option/SAR Values

                                                                                        Value of Unexercised
                                                        Number of Unexercised               in-the-Money
                                                        Securities Underlying             Options/SARs at
                                                     Options/SARs at FY-END/(1)/            FY-End/(2)/
                   Shares Acquired      Value       -----------------------------    ---------------------------
     Name            On Exercise       Realized     Exercisable     Unexercisable    Exercisable   Unexercisable
   --------        ---------------    ----------    -----------     -------------    -----------   -------------
Larry Campbell             0               0        12,400/12,400   18,600/18,600       $17,050       $25,575

/(1)/All stock options were granted on February 19, 1999, and 40% were vested immediately on that date.

/(2)/Dollar amounts shown represent the value of stock options held by Mr. Campbell as of June 30, 1999. Options are considered to be "in-the-money" if the fair market value of the Company's common stock exceeds the exercise or base price of the shares subject to the options at the fiscal year end (June 30, 1999). The dollar values in this column are calculated by determining the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise or base price of the options. At June 30, 1999, the exercise price of the stock options was $7.75. On June 30, 1999, the closing market price per share for the Common Stock as reported by Nasdaq was $9.125.

     Options granted under the Stock Option Plan were granted in tandem with stock appreciation rights, pursuant to which optionees have the right to surrender exercisable options in exchange for payment by the Company of an amount equal to the excess of the market value of shares of the Common Stock subject to the surrendered options over the exercise price of the surrendered options. At the discretion of the Stock Option Plan Committee, this payment may be made in cash or in shares of Common Stock or partly in cash or partly in Common Stock. Stock appreciation rights shall terminate upon the exercise of the options to which they are attached. Stock appreciation rights are subject to the same vesting and termination provisions are as applicable to the stock options to which they are attached.

     In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding. In addition, in the event the Company declares a special cash dividend or return of capital, the per share exercise price of all previously granted options which remain unexercised as of the date of such declaration may be adjusted to give effect to such special cash dividend or return of capital.

     Management Recognition Plan. Pursuant to the Richmond Savings Bank, Inc. SSB Management Recognition Plan (the "MRP"), 74,060 shares of the Common Stock have been reserved for issuance pursuant to the terms of the MRP. The MRP is administered by a committee of the Bank's Board of Directors (the "MRP Committee"). All directors, officers and employees of the Company, the Bank, and any of the Bank's subsidiaries are eligible for participation in the MRP. The MRP Committee, in its sole discretion, determines who will participate in the MRP.

     At this time, 24 directors, officers and employees are eligible to participate in the MRP, and that group was awarded a total of 54,045 restricted and unrestricted shares of the Common Stock on January 23, 1998, leaving 20,015 unallocated shares. No cash consideration was paid for the shares awarded, which had a market value of $18.25 per share of the Common Stock at the time of the award. Twenty percent (20%) of the shares which were granted vested immediately upon grant (January 23, 1998), with 20% vesting on each anniversary date thereafter, so that all shares currently awarded will have vested on January 23, 2002. Grants of the Common Stock under the MRP immediately vest upon the disability, death, retirement or termination of employment with the Bank upon the change of control of the participant, as provided in the MRP. The awards are not forfeitable upon vesting.

     Shares awarded under the MRP were issued from authorized but unissued shares of the Common Stock. Shares issued under the MRP are issued at no cost to the recipients. Recipients are entitled to vote MRP shares and receive all dividends in cash distributions with respect thereto.

     Employment Agreements. In connection with the Conversion, the Bank entered into employment agreements with R. Larry Campbell and John W. Bullard, in order to establish their duties and compensation and to provide for their continued employment with the Bank. The agreements provide for an initial annual base salary of $95,400 and $63,600, respectively. The agreements also provide for an initial term of employment of three years. Commencing at the end of the initial three year term and continuing on each anniversary date thereafter, each agreement may be extended for an additional year. The agreements provide that the base salary shall be reviewed by the Bank's board of directors not less often than annually. In addition, the employment agreements provide for participation in bonus compensation plans established for the officers' positions and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or the Company for employees of the Bank, as well as fringe benefits normally associated with such employee's office. The employment agreements also provide that they may be terminated by the Bank upon the payment of twelve months compensation and without affecting the other benefits to which the officers are entitled under the agreements. The agreements may also be terminated by the officers upon sixty days written notice.

     The employment agreements provide that the nature of the employees' compensation, duties or benefits may not be diminished following a change in control of the Bank or the Company. For purposes of the employment agreements, a change in control generally will occur if (i) after the effective date of the employment agreements, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

     Severance Plan. In connection with the Conversion, the Bank's board of directors adopted a Severance Plan for the benefit of its employees. The Severance Plan provides that in the event there is a "change in control" of the Bank or the Company (as defined in the Severance Plan) and (i) the Bank or any successor of the Bank terminates the employment of any full time employee of the Bank in connection with, or within 24 months after the change in control, other than for "cause" (as defined in the Severance Plan), or (ii) an employee terminates his or her employment with the Bank or any successor following a decrease in the level of such employee's annual base salary rate or a transfer of such employee to a location more than forty miles distant for the employee's primary work station within 24 months after a change in control, the employee shall be entitled to a severance benefit equal to the greater of (a) an amount equal to two weeks' salary at the employee's existing salary rate multiplied times the employee's number of complete years of service as a Bank employee; or
(b) the amount of one month's salary at the employee's salary rate at the time of termination, subject to a maximum payment equal to one half of an employee's annual salary. Officers of the Bank who, at the time of a "change in control," are parties to employment agreements having a remaining term of more than two years are not covered by the Severance Plan.

Certain Indebtedness and Transactions of Management

     The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on the same terms, including interest rates and collateral, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors on terms more favorable than could be obtained by persons not affiliated with the Bank. The Bank's policy concerning loans to executive officers and directors currently complies with such regulations subject to certain exceptions.

                                  PROPOSAL 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     Dixon Odom PLLC, the Company's and the Bank's independent auditor for the year ended June 30, 1999 has been selected as the Company's and the Bank's independent auditor for the 2000 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. A representative of Dixon Odom PLLC is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if he/she so desires, and to respond to appropriate questions from stockholders.

     The Board of Directors recommends that the stockholders vote FOR this
                                                                  ---
proposal.


                PROPOSALS FOR 2000 ANNUAL STOCKHOLDERS' MEETING

     It is presently anticipated that the 2000 Annual Meeting of Stockholders of the Company will be held in November of 2000. In order for shareholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's executive office not later than June 6, 2000, and meet all other applicable requirements for inclusion in the proxy statement.

     In the alternative, a shareholder may commence his own proxy solicitation and present a proposal from the floor at the 2000 annual meeting of stockholders of the Company. In order to do so, the stockholder must notify the Secretary of the Company in writing, at the Company's principal executive office no later than August 18, 2000, of his/her proposal. If the shareholder wants to stop the Company from voting proxies (under the discretionary authority granted by the form of proxy to be solicited by the Company for use at the 2000 annual meeting) on his/her proposal, the notice shall also state the shareholder's intent to solicit the required number of votes for passage of his/her proposal, and the shareholder must provide evidence to the Company that the solicitation has occurred.

     The Company's bylaws, as amended, provide that, in order to be eligible for consideration at the annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 60 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

                                 OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxy holders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

                                 MISCELLANEOUS

     The Annual Report of the Company for the year ended June 30, 1999, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of this Proxy Statement or a solicitation of proxies.

     THE FORM 10-KSB FILED BY THE COMPANY WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO ANY OF THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: CAROLINA FINCORP, INC., 115 SOUTH LAWRENCE STREET, POST OFFICE BOX 1597, ROCKINGHAM, NORTH CAROLINA 28380-1597, ATTENTION: KAREN M. RICKETT.

                                        By Order of the Board of Directors,

                                        /s/ Karen M. Rickett

                                        Karen M. Rickett
                                        Secretary

Rockingham, North Carolina
October 4, 1999

                                REVOCABLE PROXY
                            CAROLINA FINCORP, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                        Annual Meeting of Stockholders
                        November 17, 1999 -- 1:00 p.m.
                (Solicited on behalf of the Board of Directors)

The undersigned holder of Common Stock of Carolina Fincorp, Inc. (the "Company"), revoking all proxies heretofore given, hereby constitutes and appoints the official proxy committee of the Company, comprised of all of the members of the Board of Directors of the Company, each with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1999 Annual Meeting of Shareholders of Carolina Fincorp, Inc., to be held at the Calvin Little Room, Thomas H. Leath Memorial Library, 412 E. Franklin Street, Rockingham, North Carolina, on November 17, 1999 at 1.00 P.M., Eastern Daylight Time, and at any adjournments or postponements thereof.




                                                          -------------------
Please be sure to sign and date                            Date
this Proxy in the box below.
-----------------------------------------------------------------------------
--- Stockholder sign above ------------- Co-holder (if any) sign above ------


                                                     With-     For All
                                             For     hold      Except
1. The approval of the election of the       ---     -----     -------
   following named directors:
                                             ---     -----     -------

J. Stanley Vetter, John T. Page, Jr., Russell E. Bennett Jr., R. Larry Campbell, Buena Vista Coggin, Joe M. McLaurin, W. Jesse Spencer, and E.E. Vuncannon, Jr. who will serve as directors until the 2000 Annual Meeting of Stockholders or until their successors are duly elected and qualified

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________________________________________

                                             For     Against   Abstain
2. The ratification and approval of the --- ------- ------- appointment of Dixon Odom PLLC, as the
   Company and Bank's Independent            ---     -------   -------
   auditor for the fiscal year ending June
   30, 2000.

3. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

   The shares represented by this Proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee listed above, FOR the ratification and approval of the appointment of Dixon Odom PLLC as the Company's Independent auditors for the fiscal year ending June 30, 2000, and in accordance with their discretion on such other matters as may properly come before the Meeting. If Instructions are given with respect to one but not all proposals, such instructions as are given will be followed and the proxy will be voted as indicated above on the proposal(s) for which no instructions are given.

   Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.


 . Detach above card, sign, date and mail in postage paid envelope provided. .

                            CAROLINA FINCORP, INC.
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   The above signed hereby acknowledges receipt of the Notice of Meeting dated
September 20, 1999 and Proxy Statement dated October 4, 1999, relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

   Each properly executed Proxy will be voted in accordance with the specifications made above and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted (I) FOR all listed nominees to serve as directors and (II) FOR the ratification and approval of the appointment of Dixon Odom PLLC, as the Company's independent auditors for the fiscal year ending June 30, 2000 and in accordance with their discretion on such other matters as may properly come before the Meeting.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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